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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 30, 1997, included in this Form 11-k for the year ended December 31, 1996, into Santa Monica Bank's previously filed Registration Statement No. 33-34124


                                                 /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
July 14, 1997